                                                                     EXHIBIT 24

                                 POWERS OF ATTORNEY

                                 POWER OF ATTORNEY


     The undersigned, a Director and/or Officer of Technology Solutions Company, a Delaware corporation, does hereby constitute and appoint Paul R. Peterson and Martin T. Johnson his true and lawful attorneys and agents, each with full power and authority (acting alone and without the others), to (i) execute in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-8 under the Securities Act of 1933, as amended, with respect to the registration of options which may be granted pursuant to the Technology Solutions Company 1996 Stock Incentive Plan to purchase 2,775,404 shares of Common Stock, par value $0.01 per share, of Technology Solutions Company, and (ii) execute any and all amendments to such Registration Statement, whether filed prior or subsequent to the time such Registration Statement becomes effective. The undersigned hereby grants onto such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

    Dated this 5th day of September, 1998.


                                          /s/ John R. Purcell
                                          ---------------------------
                                          John R. Purcell

                                POWER OF ATTORNEY


     The undersigned, a Director and/or Officer of Technology Solutions Company, a Delaware corporation, does hereby constitute and appoint Paul R. Peterson and Martin T. Johnson his true and lawful attorneys and agents, each with full power and authority (acting alone and without the others), to (i) execute in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-8 under the Securities Act of 1933, as amended, with respect to the registration of options which may be granted pursuant to the Technology Solutions Company 1996 Stock Incentive Plan to purchase 2,775,404 shares of Common Stock, par value $0.01 per share, of Technology Solutions Company, and
(ii) execute any and all amendments to such Registration Statement, whether filed prior or subsequent to the time such Registration Statement becomes effective. The undersigned hereby grants onto such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

    Dated this 8th day of September, 1998.


                                        /s/ Stephen B. Oresman
                                        ------------------------------
                                        Stephen B. Oresman

                                POWER OF ATTORNEY


     The undersigned, a Director and/or Officer of Technology Solutions Company, a Delaware corporation, does hereby constitute and appoint Paul R. Peterson and Martin T. Johnson his true and lawful attorneys and agents, each with full power and authority (acting alone and without the others), to (i) execute in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-8 under the Securities Act of 1933, as amended, with respect to the registration of options which may be granted pursuant to the Technology Solutions Company 1996 Stock Incentive Plan to purchase 2,775,404 shares of Common Stock, par value $0.01 per share, of Technology Solutions Company, and (ii) execute any and all amendments to such Registration Statement, whether filed prior or subsequent to the time such Registration Statement becomes effective. The undersigned hereby grants onto such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

    Dated this 4th day of September, 1998.


                                        /s/ Michael J. Murray
                                        ---------------------------
                                        Michael J. Murray

                                POWER OF ATTORNEY


     The undersigned, a Director and/or Officer of Technology Solutions Company, a Delaware corporation, does hereby constitute and appoint Paul R. Peterson and Martin T. Johnson his true and lawful attorneys and agents, each with full power and authority (acting alone and without the others), to (i) execute in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-8 under the Securities Act of 1933, as amended, with respect to the registration of options which may be granted pursuant to the Technology Solutions Company 1996 Stock Incentive Plan to purchase 2,775,404 shares of Common Stock, par value $0.01 per share, of Technology Solutions Company, and (ii) execute any and all amendments to such Registration Statement, whether filed prior or subsequent to the time such Registration Statement becomes effective. The undersigned hereby grants onto such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

    Dated this 8th day of September, 1998.


                                        /s/ William H. Waltrip
                                        ---------------------------
                                        William H. Waltrip

                                  POWER OF ATTORNEY


     The undersigned, a Director and/or Officer of Technology Solutions Company, a Delaware corporation, does hereby constitute and appoint Paul R. Peterson and Martin T. Johnson his true and lawful attorneys and agents, each with full power and authority (acting alone and without the others), to (i) execute in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-8 under the Securities Act of 1933, as amended, with respect to the registration of options which may be granted pursuant to the Technology Solutions Company 1996 Stock Incentive Plan to purchase 2,775,404 shares of Common Stock, par value $0.01 per share, of Technology Solutions Company, and (ii) execute any and all amendments to such Registration Statement, whether filed prior or subsequent to the time such Registration Statement becomes effective. The undersigned hereby grants onto such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

    Dated this 8th day of September, 1998.


                                        /s/ Raymond P. Caldiero
                                        ---------------------------
                                        Raymond P. Caldiero

                                  POWER OF ATTORNEY


     The undersigned, a Director and/or Officer of Technology Solutions Company, a Delaware corporation, does hereby constitute and appoint Paul R. Peterson and Martin T. Johnson his true and lawful attorneys and agents, each with full power and authority (acting alone and without the others), to (i) execute in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-8 under the Securities Act of 1933, as amended, with respect to the registration of options which may be granted pursuant to the Technology Solutions Company 1996 Stock Incentive Plan to purchase 2,775,404 shares of Common Stock, par value $0.01 per share, of Technology Solutions Company, and (ii) execute any and all amendments to such Registration Statement, whether filed prior or subsequent to the time such Registration Statement becomes effective. The undersigned hereby grants onto such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

     Dated this 8th day of September, 1998.


                                        /s/ Michael R. Zucchini
                                        ---------------------------
                                        Michael R. Zucchini